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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 30, 1999

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of September 1, 1999, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1999-1)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-44209                33-071-5871
         ----------                 ---------                -----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


            1401 Dove Street
            Newport Beach, California                             92660
            -------------------------                             -----
            (Address of Principal                              (Zip Code)
            Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600



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

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of September 1, 1999, among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Bankers Trust Company of California, N.A., as trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IMPAC SECURED ASSETS CORP.


                                   By:     /s/ Richard Johnson
                                           -------------------------------------
                                   Name:   Richard Johnson
                                   Title:  Chief Financial Officer and Secretary


Dated: October 15, 1999